J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Dynamic Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 9, 2012 to the

Prospectus dated November 1, 2011, as supplemented

Effective May 9, 2012, the portfolio manager information for the U.S. Dynamic Plus Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is deleted in its entirety and replaced by the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2012	Executive Director
Pavel Vaynshtok	2012	Executive Director

In addition, the paragraphs for the U.S. Dynamic Plus Fund in the section titled “The Funds’ Management and Administration — The Portfolio Managers” are deleted in their entirety and replaced by the following:

U.S. Dynamic Plus Fund

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

The portfolio managers are Dennis S. Ruhl, Jason Alonzo and Pavel Vaynshtok. Mr. Ruhl, Managing Director of JPMIM and CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Vaynshtok, Executive Director of JPMIM and CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2011. From 2004-2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USDP-PM-512